MERRILL LYNCH
FEDERAL
SECURITIES TRUST



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
November 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011                                           #10280 -- 11/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST

DEAR SHAREHOLDER

Economic Environment
The US economy continued to exhibit moderately strong growth during the three months ended November 30, 1997. Led by a surge in consumer spending, gross domestic product (GDP) rose 3.3% during the third quarter of 1997. Nonetheless, inflationary pressures remained benign. As a result, investors reacted positively to the reports of low inflation by pushing interest rates lower.

Consumer demand increased sharply during the November quarter. After rising just 0.9% in the second quarter of 1997, consumer spending rose 5.8% in the third quarter, the fastest pace in five years. In addition, falling mortgage rates and consumer exuberance continued to support the real estate market. Existing home sales rose to an all-time high of 4.4 million units in October, the third consecutive record-breaking month. The US labor market, showing no signs of slackening, remained remarkably strong. Job growth surged by 404,000 in November, the largest gain in 18 months. Consequently, the unemployment rate fell to 4.6%, a new 24-year low. Nevertheless, despite the recent economic performance, there are indications growth may be tempered in the upcoming months. Although consumer spending jumped in the third quarter, preliminary data indicate spending is moderating as retail sales fell in both September and October. Moreover, the Asian financial crisis, which sent shock waves throughout the global equity markets, could dampen export growth, since nearly 30% of all US exports are to the Asian region. Finally, the recent flattening of the US Treasury yield curve, a sensitive indicator of future economic growth, suggests growth could moderate in 1998. At the close of November, the US Treasury yield curve narrowed to 85 basis points (0.85%) between three-month Treasury bills and 30-year Treasury bonds. The last time the yield curve was this narrow, GDP growth slowed to around 2% in the following year.

Continued low inflation has allowed the Federal Reserve Board (FRB) to refrain from adjusting monetary policy despite stronger-than-anticipated economic growth. Both the Producer Price Index (PPI) and the Consumer Price Index (CPI) remain at, or near, 30-year lows. Through October, the PPI and CPI rose just 0.3% and 2.3%, respectively, over the past year. Furthermore, gold and industrial prices continued to decline. Gold fell to a 13-year low in November, while the Journal of Commerce Industrial Price index, a broad measure of commodity prices, fell to a 3.5-year low. More important, the underlying fundamentals remain extremely positive for continued low inflation into 1998. Production bottleneck pressures are absent, while unit labor costs are declining because of gains in productivity and capital spending. In addition, the devaluation of several Asian currencies should limit advances in import prices.

While an interest rate hike by the FRB remains a possibility as a result of the unprecedented strength of the US economy, we believe changes in monetary policy will remain on hold in the near term. The turmoil in the Asian markets coupled with the lack of domestic inflationary pressures should allow the FRB an extended time window in compiling additional data to determine the future growth prospects of the US economy. In any event, since rising interest rates erode fixed-income prices, we remain vigilant toward the prospect of a tightening by the FRB in the near term.

Portfolio Strategy
During the quarter ended November 30, 1997, the portfolio's structure and our strategy centered on prepayment concerns and the extraordinarily flat yield curve. Prepayment concerns resurfaced because long-term interest rates have fallen to around 6%. Homeowners, eager to reduce their monthly mortgage payments, are again gearing up to refinance at the lower interest rates. Contributing significantly to refinancing activity is the increased computer sophistication of the mortgage banking industry, which contributes to both solicitation efforts and cost efficiencies. Also, the competition between lenders to get excess investment cash into the market and build a servicing portfolio has led to lower closing costs.

We are seeking to protect the Trust against a spike in refinancing-driven prepayments in three ways. In a broad sense we invested in issues with lower coupons so there is not as much of a refinancing incentive. Many of these securities are at discount prices where prepayment (for reasons other than refinancing) actually add to the security's yield. We also added to our Treasury position, where there are no prepayments, and to our Treasury surrogate positions, such as Federal National Mortgage Association multi-family loans, where we would collect a yield maintenance prepayment penalty should the property be sold or refinanced. Finally, for the higher-couponed mortgage-backed securities (MBS) in the portfolio, we focused on older, seasoned mortgages where the homeowners failed to act on previous refinancing incentives. Also, these mortgages are old enough to not be on a mortgage banker's recent listing for solicitation of refinancing.

The yield curve is extraordinarily flat as illustrated by the 10 basis point (0.10%) spread between two-year Treasury notes -- ten-year Treasury notes. While there is little reward in yield for extending out the maturity curve, the anomaly of such a flat curve presents many opportunities. First, the portfolio's structure has shifted to Treasury and agency multi-family securities with bullet maturities (those with a single maturation date). These issues are more attractive than amortizing securities because they are likely to outperform when the yield curve steepens. This is because they have the potential to roll down the yield curve (that is, appreciate over time with no change in interest rates). Second, intermediate-term MBS should also perform better when the curve steepens. As such, we increased the portfolio's allocation to 15-year mortgages relative to their 30-year counterparts.

In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to discussing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GREGORY MARK MAUNZ
Gregory Mark Maunz
Vice President and Portfolio Manager

January 8, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                                                   12 Month       3 Month
                                                      11/30/97       8/31/97        11/30/96       % Change       % Change
Class A Shares*                                        $9.72          $9.64          $9.68           +0.41%        +0.83%
Class B Shares*                                         9.72           9.63           9.68           +0.41         +0.93
Class C Shares*                                         9.71           9.63           9.68           +0.31         +0.83
Class D Shares*                                         9.71           9.63           9.68           +0.31         +0.83
Class A Shares -- Total Return*                                                                      +7.27(1)      +2.44(2)
Class B Shares -- Total Return*                                                                      +6.45(3)      +2.35(4)
Class C Shares -- Total Return*                                                                      +6.29(5)      +2.24(6)
Class D Shares -- Total Return*                                                                      +6.89(7)      +2.38(8)
Class A Shares -- Standardized 30-day Yield             6.04%
Class B Shares -- Standardized 30-day Yield             5.52%
Class C Shares -- Standardized 30-day Yield             5.48%
Class D Shares -- Standardized 30-day Yield             5.81%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.637 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.156 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.563 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.558 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.136 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.612 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.150 per share ordinary income dividends.



Average Annual Total Return

                              % Return Without          % Return With
                                Sales Charge            Sales Charge**
Class A Shares*
Year Ended 9/30/97                 +9.51%                   +5.13%
Inception (10/21/94)
through 9/30/97                    +9.18                    +7.68

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                 % Return                  % Return
                               Without CDSC               With CDSC**
Class B Shares*
Year Ended 9/30/97                 +8.57%                   +4.57%
Five Years Ended 9/30/97           +5.27                    +5.27
Inception (12/23/91)
through 9/30/97                    +5.54                    +5.54

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                 % Return                  % Return
                               Without CDSC               With CDSC**
Class C Shares*
Year Ended 9/30/97                 +8.51%                   +7.52%
Inception (10/21/94)
through 9/30/97                    +8.26                    +8.26

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                             % Return Without           % Return With
                               Sales Charge             Sales Charge**
Class D Shares*
Year Ended 9/30/97                 +9.13%                   +4.76%
Five Years Ended 9/30/97           +5.81                    +4.95
Ten Years Ended 9/30/97            +8.53                    +8.09

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Teresa L. Giacino, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





Merrill Lynch Federal Securities Trust                                                                 November 30, 1997

SCHEDULE OF INVESTMENTS

                                                                       Face     Interest          Maturity
Issue                                                                 Amount      Rate             Date(s)           Value



US Government Obligations -- 8.95%

United States Treasury Notes                                       $50,000,000    5.75 %        11/15/2000       $49,929,500
                                                                    25,000,000    5.75          10/31/2002        24,894,500
                                                                    30,000,000    5.875         9/30/2002         30,018,600
                                                                    19,000,000    6.00          8/15/2000         19,089,110
                                                                    40,000,000    6.25          8/31/2002         40,624,800
                                                                     5,000,000    6.625         5/15/2007          5,258,600
                                                                                                               -------------
Total US Government Obligations (Cost -- $169,674,766)                                                           169,815,110
                                                                                                               =============

US Government Agency Mortgage-Backed Obligations* -- 87.40%

Federal Home Loan Mortgage                                         100,000,000    6.775(7)      11/01/2003       102,203,125
Corporation -- Multi-Family++

Federal Home Loan Mortgage Corporation                                     594   10.00          7/01/2019                651
Participation Certificates                                          13,762,625   10.50     9/01/2000-9/01/2020    15,375,330
                                                                     3,178,640   11.00     8/01/2010-9/01/2020     3,589,860
                                                                     2,917,436   11.50    10/01/1998-6/01/2020     3,327,685
                                                                     1,345,474   12.00     7/01/1999-6/01/2020     1,556,955
                                                                     2,618,148   12.50    10/01/1999-7/01/2019     3,073,052
                                                                     3,745,700   13.00     8/01/1999-2/01/2016     4,450,341

Federal Home Loan Mortgage Corporation                                 367,039    6.00         4/01/2009             362,781
Participation Certificates -- Gold Program                         146,115,895    6.50     2/01/2012-10/01/2012  145,703,848
                                                                    49,025,522    6.50(7) 10/01/2003-12/01/2004   49,040,805
                                                                   144,466,391    7.00     6/01/2011-11/01/2012  146,291,452
                                                                    19,179,037    7.00(2)     10/01/1999          19,409,570
                                                                    32,330,031    7.50     5/01/2009-9/01/2026    33,118,103
                                                                    31,716,170    8.00     1/01/2007-10/01/2027   32,792,476
                                                                    11,350,272    8.50     1/01/2025-7/01/2025    11,843,214
                                                                     4,773,337   10.50    10/01/2020-12/01/2020    5,292,438

Federal Home Loan Mortgage                      Trust 273            6,665,287    7.00(1)      7/01/2026           2,006,765
Corporation REMICs**                            Trust 134            1,901,480    9.00(1)      4/15/2022             496,762
                                                Trust 1220           9,188,222   10.00         2/15/2022           9,419,243

Federal National Mortgage Association                              118,779,456    6.50    12/01/2008-5/01/2026   117,717,650
Mortgage-Backed Securities                                          88,675,723    7.00    10/01/2012-12/01/2026   89,691,460
                                                                     9,984,664    7.50     1/01/2025-11/01/2026   10,197,765
                                                                     1,270,715    8.00     10/01/2026-9/01/2027    1,314,420
                                                                    60,287,472    8.50     5/01/2010-11/01/2025   62,949,237
                                                                    27,312,664    8.50(3)      7/15/2023          28,448,706
                                                                    19,577,139    9.50         3/01/2020          20,984,246
                                                                        11,318   10.50         9/01/2000              12,142
                                                                    30,838,513   11.00     2/01/2011-11/01/2020   35,194,453
                                                                        97,120   11.50     1/01/2015-6/01/2015       111,475
                                                                     1,646,820   13.00     8/01/2010-6/01/2015     1,975,146

Federal National Mortgage Association            #0375610           14,000,000    6.465(10)    6/01/2004          14,017,500
Mortgage-Backed Securities -- Multi-Family++     #0380021            6,400,000    6.467(2)     1/01/2008           6,408,000
                                                 #0073894              991,543    6.525(7)    12/01/2003             997,741
                                                 #0073885              893,130    6.545(9)     1/01/2007             896,479
                                                 #0073873              769,775    6.625(9)     2/01/2007             776,992
                                                 #0073221            1,471,157    6.715(7)    10/01/2005           1,491,845
                                                 #0375015           19,592,939    6.79(7)      4/01/2004          19,978,675
                                                 #0073915            1,537,676    6.87(9)      1/01/2007           1,575,157
                                                 #0073910           11,856,613    6.875(9)     1/01/2007          12,264,184
                                                 #0375043            3,582,645    6.895(9)     4/01/2007           3,681,168
                                                 #0375007           12,117,253    6.94(9)      3/01/2007          12,446,690
                                                 #0375012            3,284,266    6.95(9)      4/01/2007           3,385,873
                                                 #0073944           13,901,543    6.96(9)      1/01/2007          14,335,966
                                                 #0073952            2,818,174    6.96(9)      2/01/2007           2,906,242
                                                 #0073946            5,452,408    6.97(9)      2/01/2007           5,622,796
                                                 #0073969            8,092,587    7.05(9)      2/01/2007           8,385,943
                                                 #0073962            4,701,587    7.085(9)     2/01/2007           4,883,774
                                                 #0073967            4,571,809    7.105(9)     3/01/2007           4,744,681
                                                 #0073992            2,596,802    7.115(9)     2/01/2007           2,696,616
                                                 #0375069            1,091,841    7.122(9)     3/01/2007           1,134,491
                                                 #0073943            1,481,317    7.18(10)     2/01/2019           1,561,864
                                                 #0073608            4,853,801    7.49(9)      8/01/2006           5,149,579
                                                 #0375052            4,744,010    7.50(8)      3/01/2007           4,970,833
                                                 #0109076            2,192,190    7.59(9)      8/01/2006           2,326,462
                                                 #0160024            5,878,419    7.625(9)    11/01/2003           6,073,141
                                                 #0160095            7,241,505    7.66(9)      3/01/2004           7,551,532

Federal National Mortgage Association            94-M1-IO           75,979,443    0.87(1)     10/25/2003           2,849,229
Mortgage-Backed Securities -- REMICs** --        97-M8-A2           17,000,000    7.16         1/25/2022          17,382,500
Multi-Family++                                   96-M3-A2           10,500,000    7.41         3/25/2021          10,946,250
                                                 94-M4-A            18,931,732    9.06011      8/25/2026          19,807,325

Federal National Mortgage Association            94-56-TB            5,239,230    6.50(1)      7/25/2022           1,849,284
REMICs**                                         93-123-S           15,529,411    7.94218+     7/25/2000          15,611,872

Government National Mortgage Association                            49,942,867    7.00    4/15/2022-11/15/2027    50,085,978
Mortgage-Backed Securities                                         255,429,979    7.50    1/15/2007-11/15/2027   260,684,733
                                                                   115,180,062    8.00    5/15/2023-9/15/2026    119,232,708
                                                                    45,866,490   10.00   12/15/2015-12/15/2021    51,129,234
                                                                       161,016   10.50    10/15/2014-4/15/2021       182,048
                                                                           763   11.00         1/15/2016                 879
                                                                         6,491   11.50         8/15/2013               7,566
                                                                                                               -------------
Total US Government Agency Mortgage-Backed Obligations (Cost -- $1,635,739,794)                                1,657,984,986
                                                                                                               =============


 Face
Amount                                            Issue

Repurchase Agreements*** -- 4.09%
$77,605,000               Nikko Securities Co., purchased on 11/28/1997 to yield 5.75% to 12/01/1997              77,605,000
                                                                                                               -------------
Total Repurchase Agreements (Cost -- $77,605,000)                                                                 77,605,000
                                                                                                               =============


                      Nominal Value                                                    Strike     Notification
                   Covered by Options                                                  Price         Date

Options Purchased -- 0.10%
Call Options         133,290,682          Federal Home Loan Mortgage Corporation --
Purchased                                 Gold Program, 15-year, 7%                     100        11/1997(4)      1,781,384
                      90,802,150          Government National Mortgage Association,
                                          30-Year, 7% Adjustable Rate Mortgage(6)       100      9/20/2011(5)         27,241
                                                                                                              --------------
Total Options Purchased (Cost -- $2,689,462)                                                                       1,808,625
                                                                                                              ==============
Total Investments (Cost -- $1,885,709,022) -- 100.54%                                                          1,907,213,721
                                                                                                              ==============


                    Nominal Value                                                      Strike     Notification
                 Covered by Options                         Issue                      Price         Date            Value

Options Written -- (0.01%)

Put Options          90,802,150           Government National Mortgage Association,
Written                                   30-Year, 7% Adjustable Rate Mortgage(6)       100      9/20/2011(5)     $(127,123)
                                                                                                              --------------
Total Options Written (Premiums Received -- $0)                                                                    (127,123)
                                                                                                              ==============

Total Investments, Net of Options Written (Cost -- $1,885,709,022) -- 100.53%                                  1,907,086,598

Liabilities in Excess of Other Assets -- (0.53%)                                                                 (10,136,158)
                                                                                                              --------------

Net Assets -- 100.00%                                                                                         $1,896,950,440
                                                                                                              ==============

Net Asset           Class A -- Based on net assets of $288,698,763 and 29,707,769 shares of beneficial
Value:                         interest outstanding                                                                    $9.72
                                                                                                              ==============
                    Class B -- Based on net assets of $651,220,527 and 67,031,199 shares of beneficial
                               interest outstanding                                                                    $9.72
                                                                                                              ==============
                    Class C -- Based on net assets of $28,216,157 and 2,904,435 shares of beneficial
                               interest outstanding                                                                    $9.71
                                                                                                              ==============
                    Class D -- Based on net assets of $928,814,993 and 95,609,563 shares of beneficial
                               interest outstanding                                                                    $9.71
                                                                                                              ==============
(1)  Represents the interest only portion of a mortgage-backed obligation.
(2)  Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(3)  Federal Housing Administration/Veterans' Administration
     Mortgages packaged by the Federal National Mortgage Association.
(4)  The option is callable from this date.
(5)  Represents European style options which can be exercised only on the expiration date. These options, when combined, represent a standby purchase commitment whereby the
     Trust is obligated to purchase the outstanding principal
     amount of specific GNMA, 30-year, 7% Adjustable Rate
     Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
(6)  Adjustable Rate Security. The interest rate resets annually at the
     1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1%
     annual adjustment cap and an 11% life cap.
(7)  Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(8)  Represents a "to-be-announced" (TBA) transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(9)  Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(10) Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
   + Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of
     November 30, 1997.
++++ Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
  *  Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
 **  Real Estate Mortgage Investment Conduits (REMICs).
***  Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
